EXHIBIT 10.42

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.

December 18, 2003

BY FAX and FEDERAL EXPRESS

Novo Nordisk A/S

Novo Allé

2880 Bagsvaerd

Denmark

    Attention: Vice President, Business Development

    Fax: 011-45-4442-1830

Novo Nordisk Health Care AG

Andreasstrasse 15

CH – 8050 Zurich Oerlikon

Switzerland

Attention: Head of Hematology Business Unit

Fax: 011-41-43-222-4404

Re:	Research, Development and License Agreement Among Neose
Technologies, Inc. and Novo Nordisk A/S and Novo Nordisk
Health Care AG dated as of November 17, 2003 (the “Agreement”)
(relating to *****)

Ladies and Gentlemen:

The purpose of this letter is to amend the Agreement in certain respects to reflect our recent discussions. Capitalized terms used and not otherwise defined in this letter are used as defined in the Agreement.

1. Section 3.2.1 of the Agreement is hereby amended and restated in its entirety as follows:

***** upon the ***** to occur of: (i) the first date on which there shall be a candidate which has been shown to meet the *****, and Neose shall have delivered to Novo ***** for the production of such candidate; and (ii) the ***** anniversary of the Effective Date.

Novo Nordisk A/S

Novo Nordisk Health Care AS

December 18, 2003

2. Section 5.1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Exclusive License. As of the Effective Date, Neose hereby grants, and agrees to grant, to Novo an exclusive (even as to Neose), royalty-bearing license in the Field of Use under the Neose Technology used or required to be used in the Field of Use during the Term, (i) to conduct research, sample, develop (including clinical development), manufacture, make, use, market, promote, sell, offer for sale, have sold, distribute, import and export New Products in the Territory, and (ii) to use the Reagents in the Territory solely for the purpose of making New Products. Such license does not permit Novo (x) to practice or use the Neose Technology outside the Field of Use or (y) to sublicense any of its rights without the prior written approval of Neose, except as provided in Section 5.1.2.

3. Exhibit 1.24 to the Agreement is hereby amended and restated as set forth in Attachment A to this letter agreement.

This letter amends the Agreement only as herein set forth and in all other respects the Agreement is ratified and confirmed. Three originals of this letter amendment are enclosed in our Federal Express package, each of which has been executed on behalf of Neose. Please indicate the agreement of Novo Nordisk A/S and Novo Nordisk Health Care AG with the terms of this letter by having this letter executed on behalf of each company in the space provided below, and return one fully executed copy to Neose by fax (215-315-9100) and Federal Express or DHL courier (each to the attention of our General Counsel).

Sincerely yours,

NEOSE TECHNOLOGIES, INC.

By:	/s/ George J. Vergis
Name:	George J. Vergis, Ph.D.
Title:	Senior Vice President, Business and Commercial Development

Novo Nordisk A/S

Novo Nordisk Health Care AS

December 18, 2003

Accepted and agreed:

NOVO NORDISK A/S			NOVO NORDISK HEALTH CARE AG

By:	/s/ Pierre Honore	By:	/s/ Klaus Ehrlich

Name:	Pierre Honore	Name:	Klaus Ehrlich
Title:	VP Scientific Licensing	Title:	SVP Europe

cc:	Novo Nordisk A/S
Attention: General Counsel
Fax: 011-45-4498-0670

ATTACHMENT A TO LETTER AMENDMENT DATED DECEMBER 18, 2003

Confidential Information – Neose Technologies, Inc.	EXHIBIT 1.24

NEOSE PATENTS AS OF THE DATE OF THIS AGREEMENT

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	PCT	Granted	******	******	******	******	******
******	DIV	Pending	******	******
******	PCT	Pending	******	******
******	PCT	Published	******	******
******	PCT	Pending	******	******
******	PCT	Published	******	******
******	PCT	Pending	******	******
******	PCT	Granted	******	******	******	******	******
******	ORD	Pending	******	******	******
******	CON	Pending	******	******
******	CON	Published	******	******
******	DIV	Published	******	******
******	CON	Pending	******	******
******	PRO	Expired	******	******
******	RCE	Granted	******	******	******	******	******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	ORD	Published	******	******	******
******	PRO	Expired	******	******			******
******	PRO	Expired	******	******			******
******	PRO	Expired	******	******			******
******	PRO	Expired	******	******			******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	CIP	Pending	******	******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	CON	Pending	******	******

ATTACHMENT A TO LETTER AMENDMENT DATED DECEMBER 18, 2003

Confidential Information – Neose Technologies, Inc.	EXHIBIT 1.24

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	CIP	Pending	******	******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	CIP	Pending	******	******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	CIP	Pending	******	******

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	PCT	Granted	******	******	******	******	******
******	PCT	Published	******	******
******	ORD	Published	******	******	******
******	CIP	Granted	******	******	******	******	******

ATTACHMENT A TO LETTER AMENDMENT DATED DECEMBER 18, 2003

Confidential Information – Neose Technologies, Inc.	EXHIBIT 1.24

******
Country	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******	PCT	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	PCT	Granted	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	PCT	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	PCT	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	PCT	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	ORD	Published	******	******	******
******	EPC	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	EPC	Granted	******	******	******	******	******
******	ORD	Granted	******	******	******	******	******
******	CON	Granted	******	******	******	******	******
******	DIV	Granted	******	******	******	******	******

ATTACHMENT A TO LETTER AMENDMENT DATED DECEMBER 18, 2003

Confidential Information – Neose Technologies, Inc.	EXHIBIT 1.24

PROVISIONAL: The Parties acknowledge that the following may be included by amendment.

******
Country	Sub Case	Case Type	Status	Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
******		PCT	Published	******	******
******		PCT	Published		******
******		PCT	Published	******	******
******		PCT	Published		******
******		PCT	Published		******
******		ORD	Published	******	******	******
******		CIP	Allowed	******	******
******	D1	DIV	Published	******	******
******	D2	DIV	Published	******	******
******	D3	DIV	Published	******	******
******	D4	DIV	Published	******	******
******	D5	DIV	Published	******	******